UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2012

Tiger X Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10900 Wilshire Blvd, Suite #1500, Los Angeles, California		90024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310 987-7345

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On April 20, 2012, the Audit Committee of the Board of Directors of Tiger X Medical, Inc. (the "Company") terminated its independent registered public accounting firm, Marcum LLP ("Marcum"). On April 20, 2012, the Company’s Audit Committee appointed Anton & Chia, LLP ("A&C") as the Company’s independent registered public accounting firm effective immediately.

The principal accountant's reports of Marcum on the financial statements of the Company as of and for the years ended December 31, 2011 and December 31, 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report for the year ended December 31, 2010 dated March 31, 2011 contained an emphasis of a matter explanatory paragraph stating that: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has continuing losses from operations, negative cash flows and limited cash to fund future operations. These matters raise a substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or amounts and classification of liabilities that might be necessary from the outcome of this uncertainty."

During the years ended December 31, 2011 and 2010 and through the date of this Current Report, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Marcum's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2011 and 2010 and through April 20, 2012, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2011 and 2010 and through April 20, 2012, the Company did not consult with A&C with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K. In connection with the audit of the Company’s financial statements for the year ended December 31, 2011, Marcum reported to the Company’s Audit Committee that management conducted an evaluation of the Company’s internal control environment, and given the limited controls, management determined that the Company’s internal controls and controls over financial reporting were not effective as of December 31, 2011.

The Company provided Marcum with a copy of the foregoing disclosure and requested Marcum to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated April 26, 2012, furnished by Marcum is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

16.1 Letter to the SEC from Marcum, dated April 26, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tiger X Medical, Inc.

April 26, 2012	By:	Andrew Brooks

Name: Andrew Brooks
Title: Chief Executive Officer and Interim Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter to the SEC from Marcum, dated April 26, 2012